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                                                                  EXHIBIT 10.26





                        COMMERCIAL PAPER DEALER AGREEMENT
                                  4(2) PROGRAM


                                      AMONG

               TELECOMUNICACIONES DE PUERTO RICO, INC., AS ISSUER;

       PUERTO RICO TELEPHONE COMPANY, INC AND CELULARES TELEFONICA, INC.,
                                 AS GUARANTORS;

                                       AND

                      SALOMON SMITH BARNEY INC., AS DEALER


         CONCERNING NOTES TO BE ISSUED PURSUANT TO AN ISSUING AND PAYING
        AGENCY AGREEMENT DATED AS OF NOVEMBER 9, 2000 BETWEEN THE ISSUER
           AND THE CHASE MANHATTAN BANK, AS ISSUING AND PAYING AGENT



                                   DATED AS OF


                                NOVEMBER 9, 2000

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                        COMMERCIAL PAPER DEALER AGREEMENT
                                  4(2) PROGRAM

            This agreement ("Agreement") sets forth the understandings among the Issuer, the Guarantors and the Dealer in connection with the issuance and sale by the Issuer of its short-term promissory notes through the Dealer (the "Notes").

            Each of the Guarantors, jointly and severally, has agreed unconditionally and irrevocably to guarantee payment in full of the principal and interest (if any) on all such Notes of the Issuer, pursuant to guarantees, dated the date hereof, in the form of Exhibit C hereto (the "Guarantee").

            Certain terms used in this Agreement are defined in Section 6 hereof.

            The Addendum to this Agreement, and any Annexes or Exhibits described in this Agreement or such Addendum, are hereby incorporated into this Agreement and made fully a part hereof.

Section 1.  Offers, Sales and Resales of Notes

            1.1 While (i) the Issuer has and shall have no obligation to sell the Notes to the Dealer or to permit the Dealer to arrange any sale of the Notes for the account of the Issuer, and (ii) the Dealer has and shall have no obligation to purchase the Notes from the Issuer or to arrange any sale of the Notes for the account of the Issuer, the parties hereto agree that in any case where the Dealer purchases Notes from the Issuer, or arranges for the sale of Notes by the Issuer, such Notes will be purchased or sold by the Dealer in reliance on the representations, warranties, covenants and agreements of the Issuer contained herein or made pursuant hereto and on the terms and conditions and in the manner provided herein.

            1.2 So long as this Agreement shall remain in effect, and in addition to the limitations contained in Section 1.7 hereof, the Issuer shall not, without the consent of the Dealer, offer, solicit or accept offers to purchase, or sell, any Notes except (a) in transactions with one or more dealers which may from time to time after the date hereof become dealers with respect to the Notes by executing with the Issuer one or more agreements which contain provisions substantially identical to Section 1 of this Agreement, of which the Issuer hereby undertakes to provide the Dealer prompt notice or (b) in transactions with the other dealers listed on the Addendum hereto, which are executing agreements with the Issuer which contain provisions substantially identical to Section 1 of this Agreement contemporaneously herewith. In no event shall the Issuer offer, solicit or accept offers to purchase, or sell, any Notes directly on its own behalf in transactions with persons other than broker-dealers as specifically permitted in this Section 1.2.

            1.3 The Notes shall be in a minimum denomination or minimum amount, whichever is applicable, of $250,000 or integral multiples of $1,000 in excess thereof, will bear such interest rates, if interest bearing, or will be sold at such discount from their face amounts, as shall be agreed upon by the Dealer and the Issuer, shall have a maturity not exceeding 365 days from the date of issuance (exclusive of days of grace) and shall not contain any provision for extension, renewal or automatic "rollover."

            1.4 The authentication, delivery and payment of the Notes shall be effected in accordance with the Issuing and Paying Agency Agreement and the Notes shall be either individual bearer physical certificates or represented by book-entry Notes registered in the name of DTC or its nominee in the form or forms annexed to the Issuing and Paying Agency Agreement.

            1.5 If the Issuer and the Dealer shall agree on the terms of the purchase of any Note by the Dealer or the sale of any Note arranged by the Dealer (including, but not limited to, agreement with respect to the date of issue, purchase price, principal amount, maturity and interest rate (in the case of interest-bearing Notes) or discount thereof (in the case of Notes issued on a discount basis), and appropriate


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compensation for the Dealer's services hereunder) pursuant to this Agreement, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing and Paying Agency Agreement and payment for such Note shall be made by the purchaser thereof, either directly or through the Dealer, to the Issuer. Except as otherwise agreed, in the event that the Dealer is acting as an agent and a purchaser shall either fail to accept delivery of or make payment for a Note on the date fixed for settlement, the Dealer shall promptly notify the Issuer, and if the Dealer has theretofore paid the Issuer for the Note, the Issuer will promptly return such funds to the Dealer against its return of the Note to the Issuer, in the case of a certificated Note, and upon notice of such failure in the case of a book-entry Note. If such failure occurred for any reason other than default by the Dealer, the Issuer shall reimburse the Dealer on an equitable basis for the Dealer's loss of the use of such funds for the period such funds were credited to the Issuer's account.

            1.6 The Dealer and the Issuer hereby establish and agree to observe the following procedures in connection with offers, sales and subsequent resales or other transfers of the Notes:

                (a) Offers and sales of the Notes by or through the Dealer shall be made only to the following types of investors: (i) investors reasonably believed by the Dealer to be Institutional Accredited Investors, (ii) non-bank fiduciaries or agents that will be purchasing Notes for one or more accounts, each of which is an Institutional Accredited Investor, and (iii) Qualified Institutional Buyers.

                (b) Resales and other transfers of the Notes by the holders thereof shall be made only in accordance with the restrictions in the legends described in clause (e) below.

                (c) No general solicitation or general advertising shall be used in connection with the offering of the Notes. Without limiting the generality of the foregoing, without the prior written approval of Dealer, the Issuer shall not issue any press release or place or publish any "tombstone" or other advertisement relating to the Notes.

                (d) No sale of Notes to any one purchaser shall be for less than
            $250,000 principal or face amount, and no Note shall be issued in a smaller principal or face amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom such purchaser is acting must purchase at least $250,000 principal or face amount of Notes.

                (e) Offers and sales of the Notes by the Issuer through the
            Dealer acting as agent for the Issuer shall be made in accordance with Rule 506 under the Securities Act, and shall be subject to the restrictions described in the legend appearing on Exhibit A hereto. A legend substantially to the effect of such Exhibit A shall appear as part of the Private Placement Memorandum used in connection with offers and sales of Notes hereunder, as well as on each Note offered and sold pursuant to this Agreement.

                (f) Dealer shall furnish or shall have furnished to each
            purchaser of Notes being sold to an ultimate purchaser for the first time a copy of the then-current Private Placement Memorandum unless such purchaser has previously received a copy of the Private Placement Memorandum as then in effect. The Private Placement Memorandum shall expressly state that any person to whom Notes are offered shall have an opportunity to ask questions of, and receive information from, the Issuer and the Dealer and shall provide the names, addresses and telephone numbers of the persons from whom information regarding the Issuer may be obtained.

                (g) The Issuer agrees, for the benefit of the Dealer and each of the holders and prospective purchasers from time to time of the Notes that, if at any time the Issuer shall not be subject to
            Section 13 or 15(d) of the Exchange Act, the Issuer will furnish, upon request and at its expense, to the Dealer and to holders and prospective purchasers of Notes information required by Rule 144A(d)(4)(i) in compliance with Rule 144A(d).


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              (h) In the event that any Note offered or to be offered by Dealer would be ineligible for resale under Rule 144A, the Issuer shall immediately notify Dealer (by telephone, confirmed in writing) of such fact and shall promptly prepare and deliver to Dealer an amendment or supplement to the Private Placement Memorandum describing the Notes that are ineligible, the reason for such ineligibility and any other relevant information relating thereto.

                (i) The Issuer represents that it is not currently issuing commercial paper in the United States market in reliance upon, and in compliance with, the exemption provided by Section 3(a)(3) of the Securities Act. In the event the issuer launches a 3(a)(3) commercial paper program, the Issuer agrees that (a) the proceeds from the sale of the Notes will be segregated from the proceeds of the sale of any such commercial paper by being placed in a separate account; (b) the Issuer will institute appropriate corporate procedures to ensure that the offers and sales of notes issued by the Issuer pursuant to the Section 3(a)(3) exemption are not integrated with offerings and sales of Notes hereunder; and (c) the Issuer will comply with each of the requirements of Section 3(a)(3) of the Act in selling commercial paper or other short-term debt securities other than the Notes in the United States.

            1.7 The Issuer hereby represents and warrants to the Dealer, in connection with offers, sales and resales of Notes, as follows:

                (a) Issuer hereby confirms to the Dealer that (except as
            permitted by Section 1.6(i)) within the preceding six months neither the Issuer nor any person other than the Dealer or the other dealers referred to in Section 1.2 hereof acting on behalf of the Issuer has offered or sold any Notes, or any substantially similar security of the Issuer (including, without limitation, medium-term notes issued by the Issuer), to, or solicited offers to buy any such security from, any person other than the Dealer or the other dealers referred to in Section 1.2 hereof. The Issuer also agrees that, as long as the Notes are being offered for sale by the Dealer and the other dealers referred to in Section 1.2 hereof as contemplated hereby and until at least six months after the offer of Notes hereunder has been terminated, neither the Issuer nor any person other than the Dealer or the other dealers referred to in Section 1.2 hereof (except as contemplated by Section 1.2 hereof) will offer the Notes or any substantially similar security of the Issuer for sale to, or solicit offers to buy any such security from, any person other than the Dealer and the other dealers referred to in Section 1.2 hereof, it being understood that such agreement is made with a view to bringing the offer and sale of the Notes within the exemption provided by Section 4(2) of the Securities Act and Rule 506 thereunder and shall survive any termination of this Agreement. The Issuer hereby represents and warrants that it has not taken or omitted to take, and will not take or omit to take, any action that would cause the offering and sale of Notes hereunder to be integrated with any other offering of securities, whether such offering is made by the Issuer or some other party or parties.

                (b) The Issuer represents and agrees that the proceeds of the sale of the Notes are not currently contemplated to be used for the purpose of buying, carrying or trading securities within the meaning of Regulation T and the interpretations thereunder by the Board of Governors of the Federal Reserve System. In the event that the Issuer determines to use such proceeds for the purpose of buying, carrying or trading securities, whether in connection with an acquisition of another company or otherwise, the Issuer shall give the Dealer at least five business days' prior written notice to that effect. The Issuer shall also give the Dealer prompt notice of the actual date that it commences to purchase securities with the proceeds of the Notes. Thereafter, in the event that the Dealer purchases Notes as principal and does not resell such Notes on the day of such purchase, to the extent necessary to comply with Regulation T and the interpretations thereunder, the Dealer will sell such Notes only to offerees it reasonably believes to be QIBs or to QIBs it reasonably believes are acting for other QIBs, in each case in accordance with Rule 144A.



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Section 2. Representations and Warranties of Issuer

The Issuer, with respect to Sections 2.1 through 2.10, and each of the Guarantors, with respect to Sections 2.11 through 2.17, represents and warrants that:

            2.1 The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all the requisite power and authority to execute, deliver and perform its obligations under the Notes, this Agreement and the Issuing and Paying Agency Agreement.

            2.2 This Agreement and the Issuing and Paying Agency Agreement have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

            2.3 The Notes have been duly authorized, and when issued and delivered as provided in the Issuing and Paying Agency Agreement, will be duly and validly issued and delivered and will constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

            2.4 The offer and sale of Notes in the manner contemplated hereby do not require registration of the Notes under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof and Regulation D thereunder, and no indenture in respect of the Notes is required to be qualified under the Trust Indenture Act of 1939, as amended.

            2.5 The Notes will rank at least pari passu with all other unsecured and unsubordinated indebtedness of the Issuer.

            2.6 No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the SEC, is required to authorize, or is otherwise required in connection with the execution, delivery or performance of, this Agreement, the Notes or the Issuing and Paying Agency Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

            2.7 Neither the execution and delivery of this Agreement and the Issuing and Paying Agency Agreement, nor the issuance and delivery of the Notes in accordance with the Issuing and Paying Agency Agreement, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer, or (ii) violate or result in a breach or an event of default under any of the terms of the Issuer's charter documents or by-laws, any contract or instrument to which the Issuer is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which the Issuer is subject or by which it or its property is bound, which breach or event of default might have a material adverse effect on the condition (financial or otherwise), operations or business prospects of the Issuer or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.

            2.8 There is no litigation or governmental proceeding pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer or any of its subsidiaries which might result in a material adverse change in the condition (financial or otherwise), operations or business prospects of the Issuer or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.



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            2.9 The Issuer is not an "investment company" or an entity
"controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            2.10 Neither the Private Placement Memorandum nor the Company Information contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


            2.11 Each of the Guarantors is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all the requisite power and authority to execute, deliver and perform its respective obligations under the Guarantees, this Agreement and the Issuing and Paying Agency Agreement.

            2.12 This Agreement, the Issuing and Paying Agency Agreement and the Guarantees have been duly authorized, executed and delivered by each of the Guarantors and constitute legal, valid and binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as enforceability of the indemnification provisions of this Agreement may be limited by federal securities laws.

            2.13 No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the SEC, is required to authorize, or is otherwise required in connection with the execution, delivery or performance by the Guarantors of, this Agreement, the Guarantees or the Issuing and Paying Agency Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

            2.14 Neither the execution and delivery by the Guarantors of this Agreement, the Issuing and Paying Agency Agreement and the Guarantees, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by each of the Guarantors, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Guarantors, or (ii) violate or result in a breach or an event of default under any of the terms of the Guarantors' charter documents or by-laws, any contract or instrument to which each of the Guarantors is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which each of the Guarantors is subject or by which it or its property is bound, which breach or event of default might have a material adverse effect on the condition (financial or otherwise), operations or business prospects of each of the Guarantors or the ability of either Guarantor to perform its obligations under this Agreement, the Guarantees or the Issuing and Paying Agency Agreement.

            2.15 Neither of the Guarantors is an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            2.16 The information concerning the Guarantors contained in the Private Placement Memorandum does not contain any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            2.17 The Guarantees do not require registration under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof.

            2.18 Each (a) issuance of Notes by the Issuer hereunder and (b) amendment or supplement of the Private Placement Memorandum shall be deemed a representation and warranty by each of the Issuer and the Guarantors (as to itself) to the Dealer, as of the date thereof, that, both before and after giving effect


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to such issuance and after giving effect to such amendment or supplement, (i)
the representations and warranties given by the Issuer and the Guarantors set forth above in this Section 2 remain true and correct on and as of such date as if made on and as of such date, (ii) in the case of an issuance of Notes, the Notes being issued on such date have been duly and validly issued and constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) in the case of an issuance of Notes, since the date of the most recent Private Placement Memorandum, there has been no material adverse change in the condition (financial or otherwise), operations or business prospects of the Issuer or the Guarantors which would impact the ability of the Issuer or either of the Guarantors to perform its obligations under the Notes or the Guarantees, as the case may be, and which has not been disclosed to the Dealer in writing.

Section 3. Covenants and Agreements of Issuer

The Issuer covenants and agrees that:

            3.1 The Issuer will give the Dealer prompt notice (but in any event prior to any subsequent issuance of Notes hereunder) of any amendment to, modification of, or waiver with respect to, the Notes or the Issuing and Paying Agency Agreement, including a complete copy of any such amendment, modification or waiver.

            3.2 The Issuer shall, whenever there shall occur any change in the Issuer's condition (financial or otherwise), operations or business prospects or any development or occurrence in relation to the Issuer that would be material to holders of the Notes or potential holder of the Notes (including any downgrading or receipt of any notice of intended or potential downgrading or any review for potential change in the rating accorded any of the Issuer's securities by any nationally recognized statistical rating organization which has published a rating of the Notes), promptly, and in any event prior to any subsequent issuance of Notes hereunder, notify the Dealer (by telephone, confirmed in writing) of such change, development, or occurrence.

            3.3 The Issuer shall from time to time furnish to the Dealer such information as the Dealer may reasonably request, including, without limitation, any press releases or material provided by the Issuer to any national securities exchange or rating agency, regarding (i) the Issuer's operations and financial condition, (ii) the due authorization and execution of the Notes, and (iii) the Issuer's ability to pay the Notes as they mature.

            3.4 The Issuer will take all such action as the Dealer may reasonably request to ensure that each offer and each sale of the Notes will comply with any applicable state Blue Sky laws; provided, that the Issuer shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

            3.5 The Issuer will not be in default of any of its obligations hereunder, under the Notes or under the Issuing and Paying Agency Agreement, at any time that any of the Notes are outstanding.

            3.6 The Issuer shall not issue Notes hereunder until the Dealer shall have received (a) an opinion of counsel to the Issuer, addressed to the Dealer, satisfactory in form and substance to the Dealer, (b) an opinion of counsel to the Guarantors, addressed to the Dealer, satisfactory in form and substance to the Dealer, (c) copies of the executed Guarantees, (d) a copy of the executed Issuing and Paying Agency Agreement as then in effect, (e) a copy of resolutions adopted by the Board of Directors of the Issuer, satisfactory in form and substance to the Dealer and certified by the Secretary or similar officer of the Issuer, authorizing execution and delivery by the Issuer of this Agreement the Issuing and Paying Agency Agreement and the Notes and consummation by the Issuer of the transactions contemplated hereby and


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thereby, (f) copies of resolutions adopted by the Board of Directors of the
Guarantors, satisfactory in form and substance to the Dealer and certified by the Secretary or similar officer of each of the Guarantors authorizing the execution and delivery by each of the Guarantors of this Agreement and the Guarantees, and consummation by each of the Guarantors of the transactions contemplated hereby and thereby, (g) prior to the issuance of any Notes represented by a book-entry note registered in the name of DTC or its nominee, a copy of the executed Letter of Representations among the Issuer, the Issuing and Paying Agent and DTC and (h) such other certificates, opinions, letters and documents as the Dealer shall have reasonably requested.

Section 4. Disclosure

            4.1 The Private Placement Memorandum and its contents (other than the Dealer Information) shall be the sole responsibility of the Issuer. The Private Placement Memorandum shall contain a statement expressly offering an opportunity for each prospective purchaser to ask questions of, and receive answers from, the Issuer concerning the offering of Notes and to obtain relevant additional information which the Issuer possesses or can acquire without unreasonable effort or expense.

            4.2 The Issuer agrees promptly to furnish the Dealer the Company Information as it becomes available.

            4.3 (a) The Issuer further agrees to notify the Dealer promptly upon the occurrence of any event relating to or affecting the Issuer that would cause the Company Information then in existence to include an untrue statement of material fact or to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

                (b) In the event that the Issuer gives the Dealer notice pursuant to Section 4.3(a) and the Dealer notifies the Issuer that it then has Notes it is holding in inventory, the Issuer agrees promptly to supplement or amend the Private Placement Memorandum so that such Private Placement Memorandum, as amended or supplemented, when taken together with the Company Information, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Issuer shall make such supplement or amendment available to the Dealer.

                (c) In the event that (i) the Issuer gives the Dealer notice pursuant to Section 4.3(a) and (ii) the Dealer does not notify the Issuer that it is then holding Notes in inventory and (iii) the Issuer chooses not to promptly amend or supplement the Private Placement Memorandum in the manner described in clause (b) above, then all solicitations and sales of Notes shall be suspended until such time as the Issuer has so amended or supplemented the Private Placement Memorandum, and made such amendment or supplement available to the Dealer.

            4.4 The Issuer agrees that it shall not have outstanding at any time Notes issued in aggregate amount in excess of the authorized amount of the Guarantees.

Section 5. Indemnification and Contribution

            5.1 The Issuer will indemnify and hold harmless the Dealer, each individual, corporation, partnership, trust, association or other entity controlling the Dealer, any affiliate of the Dealer or any such controlling entity and their respective directors, officers, employees, partners, incorporators, shareholders, servants, trustees and agents (hereinafter the "Indemnitees") against any and all liabilities, penalties, suits, causes of action, losses, damages, claims, costs and expenses (including, without limitation, fees and disbursements of counsel) or judgments of whatever kind or nature (each a "Claim"), imposed upon, incurred by or asserted against the Indemnitees arising out of or based upon (i) any allegation that the


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Private Placement Memorandum or the Company Information included (as of any relevant time) or includes an untrue statement of a material fact or omitted (as of any relevant time) or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. This indemnification shall not apply to the extent that the Claim arises out of or is based upon Dealer Information. In addition, this indemnification shall not inure to the benefit of the Dealer (or to the benefit of any person controlling the Dealer) on account of any losses, claims, damages or liabilities from the sale any Notes by the Dealer to any investor if a copy of the Private Placement Memorandum (as amended or supplemented, if prior to distribution of the Private Placement Memorandum by the Dealer to such investor, the Issuer shall have made any supplements or amendments which have been furnished to the Dealer) shall not have been sent or given by or on behalf of the Dealer to such investor at or prior to the written confirmation of the sale of the Notes to such investor and such statement or omission is cured in the Private Placement Memorandum.

            5.2 Provisions relating to claims made for indemnification under this Section 5 are set forth on Exhibit B to this Agreement.

            5.3 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 5 is held to be unavailable or insufficient to hold harmless the Indemnitees, although applicable in accordance with the terms of this Section 5, the Issuer shall contribute to the aggregate costs incurred by the Dealer in connection with any Claim in the proportion of the respective economic interests of the Issuer and the Dealer; provided, however, that such contribution by the Issuer shall be in an amount such that the aggregate costs incurred by the Dealer do not exceed the aggregate of the commissions and fees earned by the Dealer hereunder with respect to the issue or issues of Notes to which such Claim relates. The respective economic interests shall be calculated by reference to the aggregate proceeds to the Issuer of the Notes issued hereunder and the aggregate commissions and fees earned by the Dealer hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 6. Definitions

            6.1 "Claim" shall have the meaning set forth in Section 5.1.

            6.2 "Company Information" at any given time shall mean the Private Placement Memorandum together with, to the extent applicable, (i) the Issuer's most recent report on Form 10-K filed with the SEC and each report on Form 10-Q or 8-K filed by the Issuer with the SEC since the most recent Form 10-K, (ii) the Issuer's most recent annual audited financial statements and each interim financial statement or report prepared subsequent thereto, if not included in item (i) above, and (iii) the Issuer's and its affiliates' other publicly available recent reports, including, but not limited to, any publicly available filings or reports provided to their respective shareholders. For the purposes of this Agreement, any statement contained in any Company Information shall be deemed to be modified or superseded to the extent that a statement contained in any then available Company Information subsequent to such statement modifies or supersedes such statement; and such statement shall not be deemed to be Company Information except as so modified or superseded.

            6.3 "Dealer" shall mean Salomon Smith Barney Inc.

            6.4 "Dealer Information" shall mean material concerning the Dealer and provided by the Dealer in writing expressly for inclusion in the Private Placement Memorandum.

            6.5 "DTC" shall mean The Depository Trust Company.

            6.6 "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.

            6.7 "Indemnitee" shall have the meaning set forth in Section 5.1.

            6.8 "Institutional Accredited Investor" shall mean an institutional investor that is an accredited investor within the meaning of Rule 501 under the Securities Act and that has such knowledge and experience in financial and business matters that it is capable of evaluating and bearing the economic risk of an investment in the Notes, including, but not limited to, a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

            6.9 "Issuing and Paying Agency Agreement" shall mean the issuing and paying agency agreement described on the cover page of this Agreement, as such agreement may be amended or supplemented from time to time.

            6.10 "Issuing and Paying Agent" shall mean the party designated as such on the cover page of this Agreement, as issuing and paying agent under the Issuing and Paying Agency Agreement.

            6.11 "Non-bank fiduciary or agent" shall mean a fiduciary or agent other than (a) a bank, as defined in Section 3(a)(2) of the Securities Act, or
(b) a savings and loan association, as defined in Section 3(a)(5)(A) of the Securities Act.

            6.12 "Private Placement Memorandum" shall mean offering materials prepared in accordance with Section 4 (including materials referred to therein or incorporated by reference therein) provided to purchasers and prospective purchasers of the Notes, and shall include amendments and supplements thereto which may be prepared from time to time in accordance with this Agreement (other than any amendment or supplement that has been completely superseded by a later amendment or supplement).

            6.13 "Qualified Institutional Buyer" shall have the meaning assigned to that term in Rule 144A under the Securities Act.

            6.14 "Rule 144A" shall mean Rule 144A under the Securities Act.

            6.15 "SEC" shall mean the U.S. Securities and Exchange Commission.

            6.16 "Securities Act" shall mean the U.S. Securities Act of 1933, as amended.

Section 7. General

            7.1 Unless otherwise expressly provided herein, all notices under this Agreement to parties hereto shall be in writing and shall be effective when received at the address of the respective party set forth in the Addendum to this Agreement.

            7.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

            7.3 The Issuer and the Guarantors each agrees that any suit, action or proceeding brought by the Issuer or the Guarantors against the Dealer in connection with or arising out of this Agreement or the Notes or the offer and sale of the Notes shall be brought solely in the United States federal courts located in the borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan. EACH OF THE DEALER AND THE ISSUER AND THE GUARANTORS WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            7.4 This Agreement may be terminated, at any time, by the Issuer or the Guarantors, upon one business day's prior notice to such effect to the Dealer, or by the Dealer upon one business day's prior notice to such effect to the Issuer or the Guarantors. Any such termination, however, shall not affect the obligations of the Issuer or the Guarantors under Sections 5 and 7.3 hereof or the respective representations, warranties, agreements, covenants, rights or responsibilities of the parties made or arising prior to the termination of this Agreement.

            7.5 This Agreement is not assignable by any party hereto without the written consent of the other parties; provided, however, that the Dealer may assign its rights and obligations under this Agreement to any affiliate.

            7.6 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            7.7 This Agreement is for the exclusive benefit of the parties hereto, and their respective permitted successors and assigns hereunder, and shall not be deemed to give any equitable or legal right; remedy or claim to any other person whatsoever.

            7.8 Any payments in respect of the Notes, the Guarantees or to the Dealer hereunder, whether pursuant to Sections 5.1 or otherwise, shall be in US dollars and shall be free of all withholding, stamp and other similar taxes and of all other governmental charges of any nature whatsoever. In the event any withholding is required by law, the Issuer and the Guarantors each agrees to (i) pay the same and (ii) pay such additional amounts to the holders of the Notes or to the Dealer which, after deduction of any such withholding, stamp or other taxes or governmental charges of any nature whatsoever imposed with respect to the payment of such additional amount, shall equal the amount withheld pursuant to clause (i).

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.


                                    TELECOMUNICACIONES DE PUERTO RICO, INC.,
                                     AS ISSUER

                                    By:        /s/ Frank P. Gatto
                                       ----------------------------------------
                                    Name:  Frank P. Gatto
                                    Title: Chief Financial Officer

                                    PUERTO RICO TELEPHONE COMPANY, INC.,
                                     AS GUARANTOR

                                    By:        /s/ Frank P. Gatto
                                       ----------------------------------------
                                    Name:  Frank P. Gatto
                                    Title: Chief Financial Officer

                                    CELULARES TELEFONICA, INC.,
                                     AS GUARANTOR

                                    By:        /s/ Frank P. Gatto
                                       ----------------------------------------
                                    Name:  Frank P. Gatto
                                    Title: Chief Financial Officer


                                    SALOMON SMITH BARNEY INC., AS DEALER

                                    By:        /s/ James M. Hennessy
                                       ----------------------------------------
                                    Name:  James M. Hennessy
                                    Title: Director

ADDENDUM


1. The other dealers referred to in clause (b) of Section 1.2 of the Agreement are Bank of America Securities, Merrill Lynch Money Markets Inc., Merrill Lynch, Pierce, Fenner, and Smith Incorporated and Popular Securities, Inc.

2.          The following Section 3.8 is hereby added to the Agreement:

            3.8 Without limiting any obligation of the Issuer pursuant to this Agreement to provide the Dealer with credit and financial information, the Issuer hereby acknowledges and agrees that the Dealer may share the Company Information and any other information or matters relating to the Issuer or the transactions contemplated hereby with affiliates of the Dealer, including, but not limited to Merrill Lynch Money Markets Inc. and that such affiliates may likewise share information relating to the Issuer or such transactions with the Dealer.

3. The addresses of the respective parties for purposes of notices under Section 7.1 are as follows:

            For the Issuer & the Guarantors:

                        Telecomunicaciones de Puerto Rico, Inc.
                        P.O. Box 360998
                        San Juan, Puerto Rico  00936-0998

                        Attention:  Ms. Aurora M. Casablanca
                        Telephone number: (787) 792-2297
                        Fax number: (787) 792-8640


            For the Dealer:

                        Salomon Smith Barney Inc.
                        390 Greenwich Street, 4th Floor
                        New York, NY 10013
                        Attention: Money Markets Origination
                        Telephone number: (212) 723-6378
                        Fax number: (212) 723-8624

EXHIBIT A


FORM OF LEGEND FOR
PRIVATE PLACEMENT MEMORANDUM AND NOTES


                  THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES, THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND THAT IT IS EITHER (A) AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT AND POSSESSES SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT IS CAPABLE OF EVALUATING AND BEARING THE ECONOMIC RISK OF AN INVESTMENT IN THE NOTES (AN "INSTITUTIONAL ACCREDITED INVESTOR" AND THAT EITHER IS PURCHASING NOTES FOR ITS OWN ACCOUNT, IS A U.S. BANK (AS DEFINED IN SECTION 3(a)(2) OF THE
                  ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY OR IS A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN) PURCHASING NOTES FOR ONE OR MORE ACCOUNTS EACH OF WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR (i) WHICH ITSELF POSSESSES SUCH KNOWLEDGE AND EXPERIENCE OR (ii) WITH RESPECT TO WHICH SUCH PURCHASER HAS SOLE INVESTMENT DISCRETION; OR (B) A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A UNDER THE ACT WHICH IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS A QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (1) TO THE ISSUER OR TO SALOMON SMITH BARNEY INC. OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY, THE "PLACEMENT AGENTS"), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (2) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR OR A QIB BY A PLACEMENT AGENT, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.

EXHIBIT B


FURTHER PROVISIONS RELATING
TO INDEMNIFICATION


            (a) The Issuer agrees to reimburse each Indemnitee for all expenses (including reasonable fees and disbursements of internal and external counsel) as they are incurred by it in connection with investigating or defending any loss, claim, damage, liability or action in respect of which indemnification may be sought under Section 5 of the Agreement (whether or not it is a party to any such proceedings).

            (b) Promptly after receipt by an Indemnitee of notice of the existence of a Claim, such Indemnitee will, if a claim in respect thereof is to be made against the Issuer, notify the Issuer in writing of the existence thereof; provided that (i) the omission so to notify the Issuer will not relieve it from any liability which it may have hereunder unless and except to the extent it did not otherwise learn of such Claim and such failure results in the forfeiture by the Issuer of substantial rights and defenses, and (ii) the omission so to notify the Issuer will not relieve it from liability which it may have to an Indemnitee otherwise than on account of this indemnity agreement. In case any such Claim is made against any Indemnitee and it notifies the Issuer of the existence thereof, the Issuer will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnitee, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee; provided that if the defendants in any such Claim include both the Indemnitee and the Issuer, and the Indemnitee shall have concluded that there may be legal defenses available to it which are different from or additional to those available to the Issuer, the Issuer shall not have the right to direct the defense of such Claim on behalf of such Indemnitee, and the Indemnitee shall have the right to select separate counsel to assert such legal defenses on behalf of such Indemnitee. Upon receipt of notice from the Issuer to such Indemnitee of the Issuer's election so to assume the defense of such Claim and approval by the Indemnitee of counsel, the Issuer will not be liable to such Indemnitee for expenses incurred thereafter by the Indemnitee in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the Indemnitee shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the Issuer shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel in the jurisdiction in which any Claim is brought), approved by the Dealer, representing the Indemnitee who is party to such Claim), (ii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of existence of the Claim or (iii) the Issuer has authorized in writing the employment of counsel for the Indemnitee. The indemnity, reimbursement and contribution obligations of the Issuer hereunder shall be in addition to any other liability the Issuer may otherwise have to an Indemnitee and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Issuer and any Indemnitee. The Issuer agrees that without the Dealer's prior written consent, it will not settle, compromise or consent to the entry of any judgment in any Claim in respect of which indemnification may be sought under the indemnification provision of the Agreement (whether or not the Dealer or any other Indemnitee is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional release of each Indemnitee from all liability arising out of such Claim. The Dealer agrees that without the Issuer's prior written consent, which consent will not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any Claim in respect of which indemnification may be sought under the indemnification provision of the Agreement (whether or not the Issuer is an actual or potential party to such Claim).